UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2023

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 23, 2023, in connection with a periodic review of the bylaws of TriNet Group, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company adopted and approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). Among other things, the amendments effected by the Amended Bylaws:

•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals made in connection with annual and special meetings of stockholders, including requiring additional disclosures, representations and warranties from nominating or proposing stockholders and proposed nominees and their respective affiliates and associates about their Company stock ownership (including derivative securities), agreements with respect to voting commitments and stock ownership, relationships among the nominating or proposing stockholders and proposed nominees and litigation with the Company, among other disclosures, and removing the requirement to provide the name and address of any other stockholder supporting the proposal;

•Address matters regarding nominations of directors and solicitations of proxies in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including:

◦Requiring the nominating stockholder or beneficial owner to represent that it intends to solicit proxies or votes from stockholders representing at least 67% of the voting power of the shares entitled to vote on the election of directors;

◦Requiring the nominating stockholder to provide prompt notice, no later than five business days prior to the applicable stockholder meeting, of reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) of the Exchange Act;

◦Requiring that a stockholder soliciting proxies from other stockholders use a proxy card color other than white; and

◦Clarifying that a failure to provide information required by Rule 14a-19 or comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) will result in the Company disregarding a stockholder’s nomination or proposal of other business;

•Limiting the number of nominees that a stockholder may nominate to the number of directors to be elected at such meeting;

•Modify the provisions relating to adjournment procedures and eliminating the requirement that a list of stockholders be made available at stockholder meetings, in each case, to reflect recent amendments to the Delaware General Corporation Law; and

•Make various other updates, including administrative, ministerial, refining and conforming changes and adding gender neutral language.

The foregoing description is qualified in all respects by reference to the text of the Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of TriNet Group, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Bylaws of TriNet Group, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	March 27, 2023	By:	/s/ Samantha Wellington
		Name:	Samantha Wellington
		Title:	Executive Vice President, Business Affairs, Chief Legal Officer and Secretary